UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 2007

                              VERTRUE INCORPORATED

             (Exact name of registrant as specified in its charter)

          Delaware                      0-21527                06-1276882
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

       20 Glover Avenue
     Norwalk, Connecticut                                         06850
(Address of principal executive offices)                        (Zip Code)

       Registrant's Telephone Number, Including Area Code: (203) 324-7635



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial
Obligation or an Obligation under an Off-Balance Sheet Arrangement

     On June 11, 2007, Vertrue Incorporated (the "Company") requested that LaSalle Bank National Association, as trustee (the "Trustee"), give notice to each holder of its 9 1/4% Senior Notes due 2014 (the "Notes") that the Company is voluntarily calling all of its outstanding Notes for full redemption in accordance with the terms of the Indenture dated as of April 13, 2004, as supplemented by the First Supplemental Indenture, dated as of April 28, 2006, by and among the Company, the Trustee, Bargain Networks, Inc., Lavalife Inc., My Choice Medical Holdings, Inc., and MemberWorks Canada Corporation, as guarantors (as supplemented, the "Indenture"). The redemption is conditioned upon the consummation of the merger (the "Merger") contemplated by the previously-announced merger agreement providing for the acquisition of the Company by the Company's management and an investor group consisting of One Equity Partners, Oak Investment Partners and Rho Ventures.

     The aggregate principal amount of the Notes being redeemed is $150,000,000. The Notes will be redeemed on the date of the consummation of the Merger (the "Redemption Date"), at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the Applicable Premium (as defined in the Indenture) as of, and accrued but unpaid interest to, the Redemption Date (the "Redemption Price"). From and after the Redemption Date, the Notes will no longer be deemed outstanding and all rights with respect thereto will cease, except only the right of the holders thereof to receive the Redemption Price.

     A press release issued by the Company announcing the redemption is filed as
Exhibit 99.2 to this report and is incorporated herein by reference.

Item 8.01   Other Events

     See Item 2.04 above.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

No.          Description.

99.1 Notice of Redemption dated June 11, 2007, to the holders of the Company's 9 1/4% Senior Notes due 2014.

99.2         Press Release dated June 11, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VERTRUE INCORPORATED
Date: June 12, 2007
                                    By:    /s/ Gary A. Johnson
                                           -----------------------------
                                           Name:  Gary A. Johnson
                                           Title: President and Chief Executive
                                                  Officer

                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

 99.1 Notice of Redemption dated June 11, 2007, to the holders of the Company's 9 1/4% Senior Notes due 2014.

 99.2            Press Release dated June 11, 2007